EXHIBIT 10.62(d)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of June 2, 2009 (this “Amendment”), to the Amended and Restated Senior Secured Credit Agreement, dated as of September 3, 2008 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 28, 2008, and Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 28, 2009, the “Credit Agreement”), among Midwest Airlines, Inc. (the “Borrower”), Midwest Air Group, Inc. (“Parent”), each of the subsidiaries of the Borrower from time to time party thereto (together with the Parent, the “Guarantors”), each lender from time to time party thereto (the “Lenders”), Wells Fargo Bank Northwest, National Association (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) and Wells Fargo, as collateral agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                                Amendment of the Credit Agreement.  The Credit Agreement is hereby amended as follows:

2.1.           Amendment to Schedules.  The Credit Agreement is hereby amended by (i) replacing Schedule 2.01 to the Credit Agreement with Schedule 2.01 hereto and (ii) inserting Schedule I hereto as a new Schedule V to the Credit Agreement.

2.2.           Amendments to Article I.

(a)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan” as follows:

“Term Loan” means (x) the Existing Term Loans and (y) any extension of credit by a Lender to the Borrower pursuant to Section 2.01(a), Section 2.01(c) or Section 2.01(e).

(b)           Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

“Additional Loan” means any extension of credit by a Lender to the Borrower pursuant to Section 2.01(e).

“Additional Loan Advance Date” has the meaning set forth in Section 4.03 hereof.

“Additional Loan Commitment” means, as to each Lender, its obligation to make Additional Loans pursuant to Section 2.01(e) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(e).

“Additional Loan Notice” has the meaning set forth in Section 4.03 hereof.

“Amendment No. 3 Effective Date” has the meaning set forth in that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of June 2, 2009 by and among the Loan Parties, the Lenders, the Administrative Agent and the Collateral Agent.

[*].

“Permitted Payment” means each of the payments described and in the amounts set forth on Schedule V hereto.

[*].

2.3.           Amendment to Article II.  Article II of the Credit Agreement is hereby amended by inserting the following new Sections 2.01(e) and 2.01(f):

(e)           Borrowing of Additional Loans.  Subject to the terms and conditions hereof (including, without limitation, the satisfaction of the conditions set forth in 4.03), each Lender severally agrees to make Additional Loans to the Borrower on the Amendment No. 3 Effective Date in an aggregate maximum amount not to exceed such Lender’s Additional Loan Commitment.  Any amount advanced under this Section 2.01(e) and subsequently repaid or prepaid may not be reborrowed.  Each Lender’s Additional Loan Commitment shall terminate immediately and without further action upon the earlier of (i) the Maturity Date and (ii) the full funding of such Lender’s Additional Loan Commitment.

(f)           Borrowing Mechanics of Additional Loans.  Borrower shall deliver to Administrative Agent a fully executed Additional Loan Notice no later than 10:00 a.m. (New York City time) on the date that is at least one (1) Business Day prior to the Additional Loan Advance Date.  Promptly upon receipt by Administrative Agent of such Additional Loan Notice, Administrative Agent shall notify each Lender of its Pro Rata Share of the proposed Additional Loan.  Each Lender shall, subject to the continued satisfaction of the conditions set forth in Section 4.03, advance an amount equal to its Pro Rata Share of such Additional Loan to the Special Controlled Account not later than 3:00 p.m. (New York City time) on the Additional Loan Advance Date.

*Confidential

2.4.           Amendment to Article IV.  Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.03:

4.03           Additional Loan Conditions.  No Lender shall be obligated to make any Additional Loan hereunder unless each of the following conditions precedent is satisfied to the satisfaction of each Lender making an Additional Loan:

(a)           [*].

(b)           The Borrower shall have delivered a notice (the “Additional Loan Notice”) to the Administrative Agent in accordance with Section 2.01(f) setting forth the proposed date for such Additional Loan (the “Additional Loan Advance Date”).

(c)           The Borrower shall have delivered to the Administrative Agent and each Lender making an Additional Loan a certificate from a Responsible Officer of the Borrower certifying that the conditions set forth in this Section 4.03 shall have been satisfied (except as to matters that require the approval or satisfaction of the Administrative Agent, the Collateral Agent and/or the Lenders), together with such evidence with respect thereto as the Administrative Agent or any Lender making an Additional Loan may request.

(d)           The representations and warranties of the Borrower and each other Loan Party contained in Article V and each other Loan Document, and which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Additional Loan Advance Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(e)           No Default shall exist or would result from the making of the Additional Loans pursuant to Sections 2.01(e) and 2.01(f).

(f)           No event or circumstance shall have occurred since the Amendment and Restatement Effective Date that, in the view of each of Lender making an Additional Loan, in each of their sole discretion, has resulted in a Material Adverse Effect that is continuing or that would be reasonably expected to result in a Material Adverse Effect.

*Confidential

2.5.           Amendments to Article VI.

(a)           Article VI of the Credit Agreement is hereby amended by amending and restating Section 6.11 as follows:

6.11           Use of Proceeds.  Use the proceeds of the Term Loans to provide general working capital and to pay ordinary operating costs and expense of the Loan Parties; provided that, Additional Loans may only be used for the purpose of making Permitted Payments.

(b)           Article VI of the Credit Agreement is hereby further amended by adding a new Section 6.21 as follows:

6.21           [*].

2.6.           Amendment to Article VIII.  Article VIII of the Credit Agreement is hereby amended by deleting clauses “First” through “Last” in Section 8.03 thereof and inserting the following:

“First, to payment of that portion of the Secured Credit Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs) payable to the Administrative Agent and the Collateral Agent in their capacities as such;

Second, to payment of that portion of the Secured Credit Obligations (excluding any Additional Loans) constituting amounts payable under Article III of this Agreement and Article III of the Reimbursement Agreement ratably among the Northwest Parties and the Lenders in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Secured Credit Obligations constituting Reimbursement Obligations up to a maximum principal amount of $10,000,000 (whether currently owing or contingent) and any accrued and unpaid interest thereon (less the sum (without duplication) of (i) the amount of any portion thereof that has been cash collateralized pursuant to this Agreement or the Reimbursement Agreement and (ii) the amount of funds on deposit in the Reimbursement Obligation Collateral Account at such time prior to giving effect to the release of such funds pursuant to the penultimate sentence of the last paragraph in this Section 8.03), principal on the Term Loans up to a maximum principal amount of $50,000,000 (whether currently due and payable or not), and accrued and unpaid interest on the Term Loans (excluding any Additional Loans), ratably among the Northwest Parties and the Lenders in proportion to the respective amounts described in this clause Third payable to them;

*Confidential

Fourth, to the payment of all other Secured Credit Obligations of the Loan Parties owing under or in respect of the Secured Credit Documents on such date (including any Reimbursement Obligations in excess of a principal amount of $10,000,000 (whether currently owing or contingent) and any accrued and unpaid interest thereon less the sum (without duplication) of (i) the amount of any portion thereof that has been cash collateralized pursuant to this Agreement or the Reimbursement Agreement and (ii) the amount of funds on deposit in the Reimbursement Obligation Collateral Account at such time prior to giving effect to the release of such funds pursuant to the penultimate sentence of the last paragraph in this Section 8.03), ratably among the Northwest Parties and the Lenders in proportion to the respective amounts described in this clause Fourth payable to them, but specifically excluding from any amounts payable under this clause Fourth any amounts of principal or interest relating to the Additional Loans;

Fifth, the payment of all other Secured Credit Obligations of the Loan Parties owing to the Lenders under or in respect of the Secured Credit Documents on such date, ratably among the Lenders in proportion to the respective amounts described in this clause Fifth payable to them, it being acknowledged that all amounts of principal or interest relating to the Additional Loans shall only be payable under this clause Fifth;

Sixth, to the payment of all Airline Service Agreement Obligations that are unpaid and outstanding on such date payable to Republic; and

Last, the balance, if any, after all of the Secured Credit Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.”

SECTION 3.                                Effectiveness.                                This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which the Administrative Agent shall have received:

(a)           duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of (i) the Administrative Agent and Collateral Agent, (ii) the Borrower, (iii) each Guarantor and (iv) the Lenders;

(b)           evidence reasonably satisfactory to each Lender making an Additional Loan that the transactions contemplated by this Amendment have been duly authorized by all necessary corporate action on behalf of the Borrower and each Guarantor;

(c)           an officer’s certificate of the Borrower and each other Loan Party certifying that the representations and warranties are contained in Article V and each other Loan Document true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(d)           a favorable written opinion of counsel to the Borrower and the other Loan Parties, in form and substance satisfactory to each Lender obligated to provide an Additional Loan.

SECTION 4.                                Representations and Warranties.  Each Loan Party represents and warrants as follows:

4.1.           Power; Authorization; Enforceable Obligations.  Each Loan Party has the requisite power and authority to enter into and deliver this Amendment.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Loan Party.  Each of this Amendment and the Credit Agreement, as amended prior to the date hereof and by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.2.           No Legal Bar.  The execution, delivery and performance of this Amendment do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, any of the Organizational Documents of any Loan Party, or any order, judgment or decree of any court or other Governmental Authority binding on any Loan Party or any material contractual obligation of any Loan Party or (ii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than the Liens created by the Secured Credit Documents).

4.3.           Accuracy of Representations and Warranties.  The representations and warranties of each Loan Party set forth in the Secured Credit Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

4.4.           No Default or Event of Default.  As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.                                Validity of Obligations and Liens.

5.1.           Validity of Obligations.  The Borrower and each Guarantor acknowledge and agree that, notwithstanding the effectiveness of this Amendment, each of the Borrower and each Guarantor is indebted to the Lenders and the Agents for the Secured Credit Obligations, without defense, counterclaim or offset of any kind, and each of the Borrower and each Guarantor hereby ratifies and reaffirms the validity, enforceability and binding nature of such Secured Credit Obligations.

5.2.           Validity of Guarantees.  Each Guarantor hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

5.3.           Validity of Liens and Loan Documents.  Each of the Borrower and each Guarantor ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to secure any of the Secured Credit Obligations by each of the Borrower and each Guarantor to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Secured Credit Documents to which any such Borrower or Guarantor is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment each Secured Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

SECTION 6.                                Effect of Amendment; Consent.

6.1.           Applicability.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the other Secured Parties or the Administrative Agent under the Credit Agreement or any other Secured Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Secured Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Secured Credit Document in similar or different circumstances.

6.2.           Loan Document.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Secured Credit Documents.

6.3.           [*].

SECTION 7.                                Miscellaneous.

7.1.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.2.           Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and the Lenders for their reasonable out-of-pocket costs and expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Lenders and the Administrative Agent.

*Confidential

7.3.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.4.           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

MIDWEST AIRLINES, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

MIDWEST AIR GROUP, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

SKYWAY AIRLINES, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

BESTCARE HOLDINGS, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

MIDWEST EXPRESS SERVICES – KANSAS CITY, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

MIDWEST EXPRESS SERVICES – OMAHA, INC.

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

YX PROPERTIES, LLC
By: Midwest Express Services – Omaha, Inc., its sole member

By:  /s/ Christopher S. Hennessy
Name:  Christopher S. Hennessy
Title:    Vice President and Controller

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent

By:  /s/ Val T. Orton
Name:  Val T. Orton
Title:  Vice President

TPG MIDWEST US V, LLC, as Lender

By:                 TPG Advisors V, Inc.
Its:                 Managing Member

By:  /s/ Clive Bode
Name:  Clive Bode
Title:

TPG MIDWEST INTERNATIONAL V, LLC, as Lender

By:                 TPG GenPar V, L.P.
Its:                 Managing Member
By:           TPG Advisors V, Inc.
Its:           General Partner

By:  /s/ Clive Bode
Name:  Clive Bode
Title:

REPUBLIC AIRWAYS HOLDINGS INC., as a Lender

By: /s/ Bryan Bedford
Name:  Bryan Bedford
Title:  President and CEO

SCHEDULE 2.01 TO
AMENDED AND RESTATED
CREDIT AGREEMENT

SCHEDULE 2.01(a)

TERM COMMITMENTS AND PRO RATA SHARES –
AMENDMENT AND RESTATEMENT EFFECTIVE DATE

Lender	Term Commitment	Term Commitment Pro Rata Share
Republic Airways Holdings Inc.	$15,000,000.00	100.00%
Total	$15,000,000.00	100%

SCHEDULE 2.01(c)

TERM COMMITMENTS AND PRO RATA SHARES –
MILESTONE ACHIEVEMENT DATE

Lender	Term Commitment			Term Commitment Pro Rata Share
[*]	$	[	*]	[	*]%
[*]	$	[	*]	[	*]%
Republic Airways Holdings Inc.		$10,000,000.00		[	*]%

Total	$	[	*]	100%

SCHEDULE 2.01(e)

ADDITIONAL LOAN COMMITMENTS AND PRO RATA SHARES

Lender	Term Commitment			Term Commitment Pro Rata Share
[*]	$	[	*]	[	*]%
[*]	$	[	*]	[	*]%
Republic Airways Holdings Inc.		$6,000,000.00		[	*]%
Total	$	[	*]	100%

*Confidential

SCHEDULE V TO
AMENDED AND RESTATED
CREDIT AGREEMENT

PERMITTED PAYMENTS

Payee	Description	Amount¹	Date²
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

¹ Amounts are approximate.  Final amounts may change due to timing of payment, interim interest, or final amounts of reimbursable fees or expenses.

² Some payment dates are contingent on satisfaction of certain conditions precedent and may therefore be slightly earlier or later than the date shown.

*Confidential